T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated May 1, 2024

In the Summary Prospectus and Section 1 of the Prospectus, the information under “Principal Investment Strategies” currently states:

Under normal conditions, the fund invests at least 40% of its net assets (unless foreign market conditions are not deemed favorable by the investment adviser, in which case the fund would invest at least 30% of its net assets) in securities issued by companies organized or located outside the U.S., including securities of emerging market issuers.

Effective August 1, 2024, this sentence is replaced with the following:

The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers.

In Section 2 of the Prospectus, the information under “Principal Investment Strategies” currently states:

Under normal conditions, the fund invests at least 40% of its net assets (unless foreign market conditions are not deemed favorable by the investment adviser, in which case the fund would invest at least 30% of its net assets) in securities issued by companies organized or located outside the U.S., including securities of emerging market issuers. For purposes of determining whether the fund invests at least 40% of its net assets (at least 30% of its net assets if market conditions are not deemed favorable) outside the U.S., the fund relies on the country assigned to a security by MSCI, Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider.

Effective August 1, 2024, these sentences are replaced with the following:

The fund typically invests in at least five countries, including the U.S., and the amount of the fund’s assets invested outside the U.S. will vary depending on the adviser’s outlook for market conditions and opportunities overseas versus those in the U.S. However, the fund typically invests at least 25% of its net assets in securities of foreign issuers. For purposes of determining whether the fund invests in a U.S. or foreign issuer, the fund relies on the country assigned to a security by MSCI, Inc., a third-party provider of benchmark indexes and data services, or another unaffiliated data provider.

The date of this supplement is July 23, 2024.

F31-041 7/23/24